SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

US Alliance Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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US Alliance Corporation

1303 SW First American Pl, Suite 200

Topeka, KS 66604

NOTICE OF ACTION BY WRITTEN CONSENT IN LIEU OF ANNUAL MEETING

TO THE STOCKHOLDERS OF

US Alliance Corporation

Due to the continuing public health impact of the coronavirus crisis, US Alliance Corporation, a Kansas corporation (“US Alliance” or the “Company”), has determined it is not advisable to hold an in-person 2022 Annual Meeting of its stockholders (the “2022 Annual Meeting”) for the consideration of the actions set forth below (the “Annual Actions”). With our foremost consideration on supporting the health and well-being of our team members, stockholders, notice is given that the Annual Actions are hereby submitted to a vote of the stockholders by written consent in lieu of in-person voting at an Annual Meeting. We regret missing the opportunity to meet in person with our stockholders this year but are committed to providing you with the ability to vote your choices for the Company’s leadership. You may cast your votes by one of two means: (1) by returning a proxy card granting the authority to the proxyholders to vote your shares by written consent on your behalf, or (2) by notifying the Company that you wish to cast your votes by written consent directly, in which case we will forward you a form of written consent to complete and return to the Company for tabulation along with the votes cast by the proxyholders by written consent. We appreciate your understanding and support in these unprecedented circumstances, and extend our best wishes to you and your families for good health and safety.

The following Annual Actions are hereby submitted to the stockholders for consideration and approval:

(1)    The election of five directors to hold office for a term of one year each or until their successors are duly elected and qualified; and

(2)    The ratification of the selection of Kerber, Eck & Braeckel LLP, as US Alliance’s independent registered public accounting firm for the year ending December 31, 2022.

The Board of Directors has fixed the close of business on April 11, 2022, as the record date for determining the stockholders entitled to receive notice of and to vote by written consent on the Annual Actions.

In the past, we have solicited proxies from stockholders, authorizing the proxyholders to vote the shares of the stockholders unable to attend Annual Meeting. This year, we are unable to hold an in-person meeting and therefore all voting will be done by written consent. However, your vote is just as important this year as in past years, when proxyholders represented you in person at the Annual Meeting. To ensure that your shares be voted this year, we ask that you sign and return your proxy card authorizing the proxyholders to vote your shares on your behalf, which vote will be by written consent rather than in person at the Annual Meeting.

If you prefer not to grant a proxy authorizing the proxyholders to vote your shares by written consent, you may vote your shares by written consent directly. Please contact the Company by telephone at 785-228-0200, or by email to jack.brier@usalliancecorporation.com, and we will promptly email a written consent form to you.

Completed and signed proxies may be returned in the enclosed pre-addressed, postage paid envelope. Your completed and signed proxy may also be returned to the Company by fax at (785) 228-0202 or email to jack.brier@usalliancecorporation.com. If you have requested a written consent form to vote your shares, such completed and signed written consent may be returned to the Company by mail at 1303 SW First American Pl, Suite 200, Topeka, KS 66604, or by fax or email as described in this paragraph.

If you return a properly executed proxy card, you are appointing the proxyholder(s), as designated by the Company, to vote by written consent on your behalf on the Annual Actions. If you have elected to submit your written consent with respect to the Annual Actions, you will be voting your shares directly. Granting your proxy to the proxyholders to vote by written consent on your behalf, or requesting and returning a completed written consent, will ensure your shares are represented, even though we are unable to hold the Annual Meeting. If you do not wish to approve the Annual Actions, you should not complete a written consent, or you may return your proxy ballot withholding your authority for such approval by the proxyholders. If you wish to approve only certain of the Annual Actions, you may so indicate on a completed proxy or written consent.

Your cooperation will assure that your shares are counted and will also greatly assist us in preparing for the upcoming year. These proxies, and any written consents that may be completed by stockholders, are being solicited by and on behalf of the Board of Directors of US Alliance. Please review the instructions concerning each of your approval options described in the Proxy Statement.

Please review our Proxy Statement dated April 27, 2022, and our Annual Report to Stockholders, which accompany this notice, for important information about the Company and our Director candidates. This Proxy Statement and our Annual Report to Stockholders are also available without charge on our website at www.usalliancecorporation.com. We encourage you to read this Proxy Statement and our Annual Report to Stockholders in its entirety as part of your consideration of the Annual Actions.

By Order of the Board of Directors

Topeka, Kansas

April 27, 2022

US ALLIANCE CORPORATION

1303 SW FIRST AMERICAN PL, SUITE 200

TOPEKA, KS 66604

PROXY STATEMENT

WRITTEN CONSENTS IN LIEU OF ANNUAL MEETING

The following information is furnished in connection with a solicitation of proxies and written consents by and on behalf of the Board of Directors (the “Board” or the “Directors”) of US Alliance Corporation (“US Alliance” or the “Company”). Proxies that we receive grant to the proxyholders, or either of them, the authority to vote on your behalf, with respect to the Annual Actions. Any signed stockholder consents that we receive will count as votes with respect to the Annual Actions described in this Proxy Statement. This Proxy Statement and the accompanying proxy are first being mailed to our stockholders on or about May 10, 2022.

PROCEDURAL MATTERS

Record Date and Outstanding Shares

Stockholders of record at the close of business on April 11, 2022 (the “Record Date”) are entitled to receive notice of the Annual Actions and to return written consents or proxies. On the Record Date, 7,746,672 shares of the Company’s common stock, $0.10 par value, were issued and outstanding.

Consents and Solicitation

Each stockholder of record on the Record Date is entitled, for each share held, to one vote to approve each of the Annual Actions. In the election of Directors, each stockholder is entitled to vote for five nominees.

You may vote by completing, signing, and returning the enclosed proxy, authorizing the proxyholders to vote on your behalf. Alternatively, you may vote your shares directly by requesting and completing a written consent form. Instructions for requesting a written consent form are set forth on first page of the Notice accompanying this Proxy Statement. Completed and signed proxies may be returned in the enclosed pre-addressed, postage paid envelope. Your completed and signed proxy may also be returned to the Company by fax at (785) 228-0202 or email to jack.brier@usalliancecorporation.com. If you have requested a written consent form to vote your shares, such completed and signed written consent may be returned to the Company by mail at 1303 SW First American Pl, Suite 200, Topeka, KS 66604, or by fax or email as described in this paragraph.

If you return a properly executed proxy card, you are appointing the proxyholder(s), as designated by the Company, to vote on the Annual Actions on your behalf. If you have elected to submit your written consent with respect to the Annual Actions, you will be voting your shares directly. Granting your proxy to the proxyholders to vote on your behalf, or requesting and returning a completed written consent, will ensure your shares are represented, even though we are unable to hold the Annual Meeting. If you do not wish to approve the Annual Actions, you should not complete a written consent, or you may return your proxy ballot withholding your authority for such approval by the proxyholders. If you wish to approve only certain of the Annual Actions, you may so indicate on a completed proxy or written consent.

The cost of this solicitation of proxies and consents will be borne by the Company.

Any proxy representing shares of common stock that would be entitled to be voted at an annual meeting of stockholders that specifies how it is to be voted will be voted accordingly by the proxyholders if properly executed and received by the Company prior to June 6, 2022 (or such later date as may be extended by the Board). Shares represented by a proxy as to which authority to vote has been withheld with respect to the election of any nominee for Director will not be counted as a vote for such nominee and any abstention will not be counted as a vote for a proposal. Any properly executed proxy will be voted by the proxyholder in accordance with instructions specified on the proxy card. In the absence of any instructions, the proxyholder will vote “FOR” each of the Annual Actions on your behalf, and in favor of each of the Director nominees. Any written consent received from a stockholder will be counted as indicated thereon if properly executed and received by the Company prior to June 6, 2022 (or such later date as may be extended by the Board). Shares for which no written consent or proxy is received will not be counted in favor of approving the Annual Actions.

Revocability of Consents and Proxies

Proxies and written consents returned may be revoked at any time before June 6, 2022 (or such later date as may be extended by the Board). You may change or revoke your proxy or consent by delivering a written notice of revocation to the Secretary of US Alliance Corporation or by completing a new proxy card bearing a later date (which automatically revokes the earlier proxy instructions).

ANNUAL ACTIONS SUBMITTED FOR APPROVAL:

(1)    The election of five Directors to hold office for a term of one year each or until their successors are duly elected and qualified. Your Board of Directors recommends a yes vote for each nominee.

(2)    The ratification of the selection of Kerber, Eck & Braeckel LLP, as US Alliance’s independent registered public accounting firm for the year ending December 31, 2022. Your Board of Directors recommends a yes vote.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Corporate Governance

The term of each member of the Board of Directors is annual. The Directors are elected at the annual meeting of stockholders held on the first Monday in June each year and serve in this capacity until the next annual meeting of stockholders, or until such Director's resignation or removal, and their successors are duly elected and qualified. The President serves at the direction of the Board of Directors and was last elected June 7, 2021.

The Company's Bylaws provide taht the number of Directors shall be no less than three and no more than fiftteen, with the exact number to be fixed from time to time by resolution of the Board or the Company's stockholders.  Followign the resignation of Rochelle Chronister effective September 30, 2021, the Board resolved to decrease the number of directors from six to five.

The Board of Directors determined that four of the five Directors nominated for 2022 are "independent" as defined by NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934 (the “Exchange Act”). The non-independent Director is Jack H. Brier.

Vote Required

The proxyholders will vote the proxies received by them for US Alliance’s five nominees named below, to hold office for a term of one year each or until their successors are duly elected and qualified, unless otherwise instructed. Written consents received by the Company will count as votes in favor of each of the nominees as indicated thereon. If written consents or proxies authorizing votes in favor of such nominees are received from holders of the number of shares that would be required to elect such nominees at an annual meeting, such nominees will be elected to the Board of Directors. If any nominee of US Alliance Corporation is unable or declines to serve as a Director at the time of his or her election, proxies will be voted for a nominee who is chosen by the present Board of Directors to fill the vacancy, and written consents will be counted as votes in favor of the remaining nominees. All nominees have indicated their intention to serve.

Currently, Directors are elected by a “majority vote” of the Company’s outstanding shares, with each stockholder entitled to one vote per share for each Director nominee. Each nominee for Director in an uncontested election is required to receive the affirmative vote of a majority of the votes cast in such nominee’s election in order to be elected to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A “YES” VOTE FOR THE NOMINEES LISTED BELOW.

Nominees for Election by Written Consent in lieu of the 2022 Annual Meeting

The Nominating Committee, consisting of four independent Directors and one non-independent Director as determined under NASDAQ listing standards, recommended the five individuals set forth below for nomination by our full Board of Directors. All five of the current Directors were nominated for re-election. Based on the Nominating Committee recommendation, our Board of Directors has nominated those five Directors for election by written consent in lieu of the 2022 Annual Meeting.

The following table provides information concerning the nominees for election as Directors by written consent in lieu of the 2022 Annual Meeting, including information as to each nominee’s age as of the Record Date and position with the Company.

Name of Nominee	Age	Position/Principal Occupation	Director Since
Jack H. Brier (3) (4) (5) (6)	75	Director; Chairman, President and Chief Executive Officer of US Alliance, USALSC, USAIC, USAMC; Chairman and Chief Executive Officer of DCLIC and USALSC - Montana	2009

James M. Concannon (1) (3) (4) (5)	74	Director; Emeritus Dean & Professor of Law, Washburn University	2009

William P. Graves (1) (2) (3)	69	Director; Retired	2014
James A. Poolman (1) (3)	51	Director; President, Jim Poolman Consulting Inc.	2019
John R. Helms (1) (2) (3) (4) (5)	66	Director; Vice-Chair Kansas State Board of Accountancy	2021

(1)	Member Audit Committee
(2)	Member Compensation Committee
(3)	Member Nominating Committee
(4)	Member Investment Committee
(5)	Member Executive Committee
(6)	Ex Officio Member Audit Committee

The Directors are elected at the annual meeting of stockholders held on the first Monday in June each year (or by written consent in lieu of an annual meeting) and serve in this capacity until the next annual meeting of stockholders (or by written consent in lieu of an annual meeting), or until their successors are duly elected and qualified. The President serves at the direction of the Board of Directors and was last elected June 7, 2021.

The following is a brief description of the previous business background of the Directors and Director nominees.

Jack H. Brier currently serves as the Chairman of the Board of Directors, President, and Chief Executive Officer of the Company and has served in those positions since 2009. He has served as Chairman of the Board of Directors, President, and Chief Executive Officer of US Alliance Life and Security Company since 2011, and US Alliance Investment Corporation and US Alliance Marketing Corporation since 2012. Mr. Brier has served as Chairman of the Board of Directors of Dakota Capital Life Insurance Company since August 2017 and also became Treasurer in June 2018. He has also served as Chairman of the Board of Directors of US Alliance Life and Security Company – Montana (“USALSC – Montana”)since December 2018. Mr. Brier is the Chairman of Brier Development Co. Inc. He served Kansas as Secretary of State from 1978 through 1987, and as President of Kansas Development Finance Authority from 2000 to 2003. Mr. Brier attended Shawnee Mission public schools. He has a degree in Business Administration from Washburn University and has done graduate study in public administration at the University of Kansas. Mr. Brier is on the Board of Directors of Financial Institution Technologies. Mr. Brier brings to the Board his extensive experience as a founder, the Chief Executive Officer and Chairman of the Board of the Company. He has in-depth knowledge of the Company’s business, strategy and management team. Mr. Brier also has extensive community relations experience with his involvement in civic, business, and philanthropic organizations in the Topeka area.

James M. Concannon III serves as a Director of the Company and has served in that position since 2009. He also has served as a Director of US Alliance Life and Security Company since 2011, US Alliance Investment Corporation and US Alliance Marketing Corporation since 2012, Dakota Capital Life Insurance Company since August 2017, and USALSC – Montana since December 2018. Professor Concannon served as Dean of Washburn University School of Law from 1988-2001. After he stepped down as Dean, he was the Senator Robert J. Dole Distinguished Professor of Law and now holds the title of Distinguished Professor of Law Emeritus at Washburn. He is licensed to practice in state courts in Kansas, the U.S. District Court for Kansas, the U.S. Court of Appeals for the Tenth Circuit and the Supreme Court of the United States. Mr. Concannon received the 2012 Justice Award from the Kansas Supreme Court. He served as Research Attorney for the Kansas Supreme Court and was a Visiting Professor at Washington University School of Law in St. Louis. He was a Senior Contributing Editor of Evidence in America: The Federal Rules in the States and serves on the National Conference of Commissioners on Uniform State Laws. Mr. Concannon received his Bachelor of Science from the University of Kansas in 1968 and his Juris Doctorate from the University of Kansas School of Law in 1971. He served for more than 23 years as an Independent Trustee of the Ivy Funds, the Ivy Funds Variable Insurance Portfolios and the Ivy InvestEd 529 Funds. Professor Concannon’s board experience as well as his extensive legal background are benefits he brings to our Board.

William P. Graves serves as a Director and has served in that position since 2014.  He has served as a Director of US Alliance Life and Security Company, US Alliance Investment Corporation, and US Alliance Marketing Corporation since 2014. Mr. Graves has also served as a Director of USALSC – Montana since December 2018. He served as President and CEO of the American Trucking Associations from 2003 through 2016. Mr. Graves currently serves on the board of OpenForce, a Phoenix, Arizona transportation technology firm.  Mr. Graves served on the board of the International Speedway Corp from 2003 until November 2019.  He had served on the audit, compensation, nominating and corporate governance committees.  He was a member of the special committee which represented stockholders during merger negotiations which resulted in its sale to NASCAR.  In January 2003, Mr. Graves completed his second term as governor of Kansas, capping 22 years of service to the state. As governor, he enacted significant business and individual tax cuts, re-structured governance of higher education, privatized many social service programs and signed into law an historic 10-year, $13 billion comprehensive transportation program improving highways, railroad infrastructure, airports, and public transit service. Mr. Graves earned a degree in Business Administration from Kansas Wesleyan University in his hometown of Salina and attended graduate school at the University of Kansas. Mr. Graves brings us business, strategic, and operational expertise through his years of public sector leadership and private sector experience.

James A. Poolman serves as a Director of the Company and has served in that position since June 2019. He also serves as Vice Chairman of the Board of Dakota Capital Life Insurance Company. He has served in that capacity since June 2018. Mr. Poolman has also served as a Director of Dakota Capital Life Insurance Company since inception of DCLIC and Chairman of the Board of Directors from March 31, 2013 to August 2017. Mr. Poolman also serves on other corporate boards including the First International Bank & Trust Board of Directors. He was elected North Dakota Insurance Commissioner in 2000 and reelected in 2004.  While Insurance Commissioner, Mr. Poolman held the post of Vice President for the National Association of Insurance Commissioners from December 2003 to September 2004.  In August 2007, Mr. Poolman resigned his post in North Dakota to start an independent insurance consulting practice based in Bismarck, North Dakota. Mr. Poolman received his Bachelor of Business Administration degree from the University of North Dakota in 1992. He also served four terms in the North Dakota House or Representatives before being elected Insurance Commissioner. Mr. Poolman resides in Bismarck. Mr. Poolman’s service as Insurance Commissioner in North Dakota and the consulting he has provided to insurance companies and insurance agencies throughout the country are benefits he brings to the Board.

John R. Helms serves as a director and has served in that position since November 2021 when he was appointed by the Board to fill the vacancy resulting from the retirement of Kurtis Scott. He also serves as a directors US Alliance Life and Security Company, Dakota Capital Life Insurance Company, and US Alliance Life and Security Company – Montana. He earned his B.S degree in Business Administration from Kansas State University. He has been a practicing CPA for the past 44 years. During his career he was previously one of the owners of Wendling Noe Nelson & Johnson LLC for 32 years, specializing in reimbursement, audit, as well as consulting services for hospitals in several states. He also served as supervisor and later the manager of the financial statement audits of Security Benefit Life, Missouri Farm Bureau, and American Home Life Insurance Company for several years. Mr. Helms is a current member of the Kansas Board of Accountancy and has been since 2012 and has held three terms as the vice-chair in addition to three years as chair of the board. He has been a member of the Enforcement Resources Committee of the National Association of State Boards of Accountancy since 2018 and has been elected to the Nominating Committee. John is involved in the board of the directors for the Kansas Chapter of the Healthcare Financial Management Association for the past six years, as well as a member of the Chapter’s program committee and has been active within the program for more than ten years. Previously, he was a member of the board of directors for Cair Paravel Latin School for nine years and rejoined the board in 2021 as its treasurer.

There are no family relationships between Directors or officers.

Board Meetings and Committees

The Board of Directors of US Alliance held six meetings during 2021. The Board of Directors has a standing Executive Committee, Audit Committee, Compensation Committee, Nominating Committee, and Investment Committee.

Directors Brier, Concannon, Graves, and Poolman attended all of the six Board of Directors meetings held during 2021 either in person or by phone. Director Helms was elected to the board in November and attended the December 2021 meeting. In 2020, 2021, and 2022, the Company determined not to hold an annual meeting due to the coronavirus pandemic. When in-person annual meetings can be safely resumed, US Alliance plans to schedule future annual meetings so that at least a majority of its Directors can attend the annual meeting.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics (“Code”) applicable to all Directors and team members to help ensure that our business is conducted in accordance with high standards of ethical behavior. The Code is published on our website at www.usalliancecorporation.com under “Important Information.”

Certain Relationships and Related Party Transactions

There were no transactions between the Company and any “related person”, as that term is defined in Item 404 of Regulation S-K under the Exchange Act. The Company’s policies and procedures with respect to the review and approval of any transactions with related persons are set forth in the Code.

Communication with the Board of Directors

Stockholders and other interested parties can communicate with the Board of Directors by writing to US Alliance Corporation, Board of Directors, Attention: Corporate Secretary, 1303 SW First American Pl, Suite 200, Topeka, KS 66604. Inquiries relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to the Chairman of the

Audit Committee. Other concerns will be referred to the Chairman of the Board of Directors. Any stockholder-related concern will be received and may be acknowledged by the Company’s Board of Directors.

Executive Committee

The Executive Committee of the Board of Directors is currently composed of four Directors: Jack H. Brier (chairman), James Concannon, John Helms, and William Graves. James Concannon, John Helms, and William Graves are each deemed to be an independent Director as the term is defined by the NASDAQ listing standards.

The Executive Committee met seven times during 2021.

Audit Committee

The Audit Committee of the Board of Directors currently is composed of four Directors: John Helms (chairman), James Concannon, William Graves, and James Poolman, each of whom is deemed to be an independent Director as the term is defined by the NASDAQ listing standards. The Board of Directors has also determined that Mr. Helms qualifies as an "audit committee financial expert," as defined in Item 407 of Regulation S-K.  Prior to his retirment in October 2021, Kurtis Scott was a member of the Audit Committee and determined to be qualified as an "audit committee financial expert."  Jack H. Brier is an ex officio member of the Audit Committee. There is no written charter for the Audit Committee.

The Audit Committee met two times during 2021. The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s financial reporting process, the system of internal financial controls and audits of its financial statements. The Audit Committee (1) provides oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, (2) assists the Board of Directors in oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent public accounting firm’s qualifications, independence and performance, and the Company’s internal accounting and financial controls, and (3) provides to the Board of Directors such information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

Compensation Committee

The Compensation Committee currently is composed of three Directors: William Graves (chairman), John Helms, and Jim Poolman, each of whom is deemed to be an independent director as the term is defined by the NASDAQ listing standards. Prior to her retirement in September 2021, rochelle Chronister, an independent Director, was a member of the Compensation Committee.  The Compensation Committee is authorized to review and recommend to the Board of Directors the compensation and benefits to be paid to the Chief Executive Officer of the Company. The Compensation Committee may perform other duties as from time to time may be determined by the Board of Directors. The Compensation Committee does not have a written charter. The Committee meets periodically to evaluate the performance of the President and Chief Executive Officer of the Company, Jack H. Brier, and recommend to the Board of Directors the amount of compensation to be paid to Mr. Brier for his service to the Company. In September 2021, the Company, at the recommendation of the compensation committee, and Mr. Brier entered into an employment agreement which called for Mr. Brier’s base salary to remain at $250,000. The authority of the Compensation Committee may not be delegated, and the Chief Executive Officer has no authority in the Committee’s determination of the compensation or benefits it will recommend to the Board. The Compensation Committee does not retain or rely on a compensation consultant in determining its recommendation.

Nominating Committee

The Nominating Committee currently is composed of all five current Directors: Jack H. Brier (chairman), James Concannon, William Graves, James Poolman, and John Helms. All members of the Nominating Committee other than Jack H. Brier are deemed to be independent directors as the term is defined by the NASDAQ listing standards. Prior to their retirements in September and October, 2021, Rochelle Chronister and Kurtis Scott were members of the Nominating Committee.  The Nominating Committee meets on call and submits recommendations to the Board of Directors for members of the Board to be submitted to the stockholders for election. The Nominating Committee considers individuals recommended by Company stockholders. Such recommendations should be submitted for the year 2023 Annual Meeting so that it is received by US Alliance no later than December 31, 2022. In considering nominees, the Nominating Committee should address the performance and contribution of incumbent Directors, as well as the qualifications of new nominees. The Nominating Committee does not have a written charter. The Nominating Committee considers strong financial experience, extensive community relationships, good and prudent judgement, as well as other characteristics including but not limited to education or experience which constitute a value-added proposition to our existing Board of Directors, to be necessary qualifications for Board members.

Investment Committee

The Investment Committee currently is composed of three Directors: Jack H. Brier (chairman), James Concannon, and John Helms. James Concannon and John Helms are each deemed to be an independent director as the term is defined by the NASDAQ listing standards. Prior to his retirement in October 2021, Kurtis Scott, an independent Director, was a member of the Investment Committee.  The Investment Committee met three times during 2021. The Investment Committee reviews the investment policy of the company and makes recommendations to the Board of Directors. Each member of the Investment Committee and each member of the Board of Directors receives monthly reports on all investments.

Director Compensation

Effective January 1, 2019, Directors receive $500 for each US Alliance Board of Directors meeting and each Board of Directors meeting of US Alliance Life and Security Company (“USALSC”), the Company’s life insurance subsidiary, attended in person, and $250 for each US Alliance and USALSC meeting in which they participate telephonically. Jack H. Brier, James Concannon, William Graves, John Helms, and prior to his retirement in October 2021 Kurtis Scott, receive $400 per month for their service on the Executive Committee. Effective August 2, 2017, Jack H. Brier, James Poolman, James Concannon, and Kurtis Scott were elected to the Board of Directors of Dakota Capital Life Insurance Company (“DCLIC”), a wholly owned subsidiary of the Company. Kurtis Scott retired as a DCLIC Director effective October 31, 2021.  DCLIC Directors receive $500 for each meeting attended in person and $250 for each meeting in which they participate telephonically. Effective December 18, 2018, Jack H. Brier, James Concannon, William Graves and Kurtis Scott were elected to the Board of Directors of USALSC – Montana. Kurtis Scott retired as a USALSC-Montana Director effective October 31, 2021.  USALSC – Montana Directors receive $1,000 for each meeting attended in person and $250 for each meeting in which they participate telephonically. On November 3, 2021, John Helms was elected to the Company’s board and to the boards of USALSC, DCLIC, and USALSC-Montana to fill the vacancy resulting from Mr. Scott's retirement. As a result and during the pendency of the coronavirus pandemic, the Directors have used video conferencing for meetings. Directors were paid fees for in person attendance for video meetings that occurred during 2020 and 2021 following the onset of the pandemic.

The Director Compensation Table for 2021 is set forth below.

					Nonqualified
				Non-Equity	Deferred
	Fees Earned	Stock	Option	Incentive Plan	Compensation	All Other
	or Paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash ($)	($)	($)	($)	($)	($)	($)
Jack H. Brier	9,050	-	-	-	-	-	9,050
Kurtis Scott (1)	5,750	-	-	-	-	-	5,750
James Concannon	7,800	-	-	-	-	-	7,800
Rochelle Chronister	1,750	-	-	-	-	-	1,750
William Graves	7,550	-	-	-	-	-	7,550
Poolman, James	2,750	-	-	-	-	-	2,750
John Helms	1,300	-	-	-	-	-	1,300

(1) Retired effective October 31, 2021

(2) Retired effective September 30, 2021

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed and the Board of Directors has affirmed Kerber, Eck & Braeckel LLP (“KEB”) as the independent registered public accounting firm of the Company for the year ending December 31, 2022. KEB also served as the Company’s auditor for the years ended December 31, 2020 and December 31, 2021.

Although ratification of the Company’s independent accounting firm by stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of KEB, the Audit Committee may reconsider its selection. KEB has audited the Company’s financial statements since 2016.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by KEB, Marks Nelson, and RSM.

	Years Ended December 31,
	2021	2020
Audit Fees	$120,750	$123,000
Audit Related Fees	0	4,950
Tax Fees	35,500	48,470
All Other Fees	0	0
Total	$156,250	$176,420

Audit fees primarily represent fees for financial services provided in connection with the audit of the Company’s consolidated financial statements, statutory financial statements of USALSC and DCLIC, and review of quarterly and annual financial statements and SEC Forms 10-K, 10-Q and 8-K.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit services, the Audit Committee specifically approves the engagement of our independent registered public accounting firm. As such, the engagement of KEB to render audit services, audit related services and other services, and tax services provided by Marks Nelson was approved by the Audit Committee in advance of the rendering of the services.

THE BOARD OF DIRECTORS RECOMMENDS A “YES” VOTE FOR RATIFICATION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with the Company’s management. The Company’s management has primary responsibility for the Company’s financial reporting process and internal controls as well as preparation of the Company’s consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for overseeing and monitoring the independent registered accounting firm’s audit process on behalf of the Board of Directors.

The Audit Committee has discussed with KEB, the Company’s independent registered public accounting firm for the year ended December 31, 2021, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees” as amended and adopted by PCAOB. PCAOB Auditing Standard No. 16 requires an auditor to discuss with the Audit Committee, among other things, the auditor’s judgments about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

The Audit Committee has also received the written disclosures and the letter from KEB required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with KEB its independence from US Alliance.

Based on the review and discussions referred to above, the Audit Committee recommended to US Alliance’s Board of Directors that the audited financial statements be included in US Alliance’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John Helms, Chairman

James Concannon

William Graves

James Poolman

Jack H. Brier (ex officio)

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company’s Board of Directors is currently composed of five members. Four members are independent and one member (Mr. Brier) is an executive officer of the Company.

Mr. Brier serves as both the principal officer of the Company in his role as President and Chief Executive Officer and Chairman of the Board of Directors. The Company does not have a lead independent Director. The Company has determined that this leadership structure is appropriate as the Company was initially formed as a financial holding company and raised capital by intrastate private and public offerings in the state of Kansas through the sale of shares with the purpose of establishing a life insurance company.

The Board of Directors is elected by the stockholders to oversee management and to ensure that the long-term interests of the stockholders are being served. In considering the long-term interests of stockholders, the Board recognizes the importance of considering and addressing the interests of the Company's other major constituents, including policyholders, employees and the communities in which the Company conducts its business. To fulfill this oversight function, the Company’s Board of Directors held five regularly scheduled meetings during the year, at which it reviewed and discussed reports by management on the performance of the Company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board of Directors or its Committees also perform a number of specific functions, including:

☐    reviewing, advising, approving and monitoring fundamental financial and business strategies and major corporate actions;

☐    assessing major risks facing the Company, and reviewing options for their mitigation;

☐    selecting, evaluating and compensating executive management and overseeing executive management succession planning;

☐    providing advice and counsel to executive management;

☐    providing counsel and oversight on the selection, evaluation, development and compensation of senior management; and

☐    ensuring processes are in place for maintaining the integrity of the Company, including the integrity of the financial statements.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date (i) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the exchange act, to be the beneficial owners of more than 5% of US Alliance’s common stock, (ii) by the executive officers named in the Summary Compensation Table under “Executive Compensation”, (iii) by each Director, and (iv) by all current Directors and executive officers as a group.

Name	Common Stock Beneficially Owned (1)	Percentage Beneficially Owned (1)
Jack H. Brier (2)	446,800	5.77%
James Concannon	55,000	*
William Graves	60,000	*
James Poolman	35,055	*
Jeffrey Brown	70,000	*
All current directors and executive officers as a group (5 persons)	666,855	8.61%

* represents less than 1%

(1)	As of April 11, 2022, there are 7,746,672 shares issued and outstanding and entitled to vote.
(2)	Includes 20,000 shares owned by Brier Development Company, Inc. of which Jack H. Brier is the sole owner.

MANAGEMENT COMPENSATION

The Compensation Committee assists the Board of Directors in overseeing the management of the Company’s compensation program and chief executive officer performance. In addition, they oversee the evaluation of management and compensation of the President of the Company.

The following Summary Compensation Table sets forth the compensation of the executive officers’ compensation that exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Jack H. Brier (1)	2021	250,000	40,548	26,230	316,778
President and Chief Executive Officer	2020	200,000	101,047	21,816	322,863
Jeffrey Brown (2)	2021	210,000	90,000	-	300,000
Vice President Chief Operating Officer, USALSC President, DCLIC & USALSC - Montana	2020	150,000	161,000	-	311,000

(1)	Mr. Brier was elected President and Chief Executive Officer on April 24, 2009.
(2)

Mr. Brown was appointed Vice President in June 2019, Chief Operating Officer and Executive Vice President of USALSC in November 2011, President of DCLIC in August 2017, & President of USALSC – Montana in December 2018. He serves as Principal Financial Officer for US Alliance.

(3)	All other compensation for Mr. Brier in 2021 consisted of an automobile allowance of $15,000, insurance premiums of $10,813 and cell phone reimbursement of $417.
(4)	All other compensation for Mr. Brier in 2020 consisted of an automobile allowance of $15,000, insurance premiums of $6,019 and cell phone reimbursement of $797.

Employment Agreements

On September 28, 2021, the Company entered into an Employment Agreement (the “Brier Employment Agreement”) with Jack Brier, pursuant to which Mr. Brier was appointed President and Chief Executive Officer of the Company and of its subsidiaries, US Alliance Life and Security Company, US Alliance Investment Corporation, US Alliance Marketing Corporation, Us Alliance Life and Security Company – Montana, and Dakota Capital Life Insurance Company. Mr. Brier has served in those positions with the Company and each of the subsidiaries since 2009 without an employment agreement. The term of Mr. Brier’s Employment Agreement is three years commencing on September 30, 2021, which term may be extended for additional one-year terms upon approval of the Board and Mr. Brier. Pursuant to the terms of the Brier Employment Agreement, Mr. Brier is entitled to receive an annual base salary of $250,000, and is eligible for such additional bonuses as may be granted at the Board’s discretion based on Mr. Brier’s performance and certain corporate events, subject to forfeiture and repayment in the event of certain restatements of the Company's financial statements. Mr. Brier is entitled to severance payments in the event that his employment is terminated other than for "Good Cause" or by Mr. Brier without "Good Reason" (as those terms are defined in the Brier Employment Agreement).  The Brier Employment Agreement also contains confidentiality and one-year non-competition and non-solicitation restrictive convenants.   A copy of the Brier Employment Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 1, 2021.

The Company entered into an Employment Agreement dated March 15, 2021 (the “Brown Employment Agreement”) with Jeff Brown, which replaced the previous employment agreement between the Company and Mr. Brown, which expired as of January 31, 2020. Pursuant to the Brown Employment Agreement, Mr. Brown serves as the Vice President and Principal Financial Officer of the Company, Executive Vice President and Chief Operating Officer of USALSC, and President and Chief Operating Officer of each of DCLIC and USALSC - Montana, wholly owned subsidiaries of the Company. The 2021 Employment Agreement is for a term of three years, commencing on March 15, 2021 and continuing until March 14, 2024, and subject to renewal as determined by the Board, which may consider the recommendations of Mr. Brier, as the President and Chief Executive Officer of the Company, and of the Compensation Committee. Actuarial surveys produced by Ezra and DW Simpson were reviewed in determining appropriate compensation to be paid to Mr. Brown under the terms of the Brier Employment Agreement. A copy of the Brown Employment Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 18, 2021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers and Directors, and certain persons who own more than 10% of a registered class of the Company’s equity securities (“10% Stockholders”), to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, Directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during 2021, the Company believes that its executive officers, Directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The current members of the Compensation Committee of US Alliance Corporation are William P. Graves (Chairman), Jim Poolman and John Helms. Prior to his retirement in October 2021, Kurtis Scott was a member of the Compensation Committee.  The Compenation Committee meets annually or on call of the chairman to evaluate the performance of the President and Chief Executive Officer of the Company, Jack H. Brier, and recommend to the Board of Directors the amount of compensation to be paid to Mr. Brier for his service to the Company.

In evaluating Mr. Brier’s performance, the Compensation Committee has determined that he has consistently focused on reaching profitability by growing the company through product sales, controlling expenses and seeking growth opportunities through mergers and acquisitions. He has managed the Company well and worked diligently and effectively in all aspects of its operation. The Committee specifically noted a full year of profitability in 2021 and growth of total assets to over $121,000,000. In recommending compensation to be paid to Mr. Brier, the Committee has considered many factors in addition to his performance on behalf of the Company, including the need to provide competitive compensation that will be an incentive for Mr. Brier to continue his employment with and service to US Alliance and its affiliated companies, the need to assure that Mr. Brier’s compensation is reasonable and appropriate when compared to compensation paid to other employees of the Company who Mr. Brier supervises, information available to the Committee about compensation paid to comparable executive officers at other insurance companies, long-term corporate objectives, and the financial progress of the Company, USALSC, DCLIC, and USALSC-Montana.

In November 2021, the Compensation Committee considered Mr. Brier’s compensation for calendar years 2021 and 2022 and based on the Committee’s evaluation of Mr. Brier’s performance, his success in achieving profitability, increasing company assets and the Committee’s consideration of the compensation paid to chief executive officers of similar insurance companies made the following recommendation. The Committee recommended to the Board of Directors that Mr. Brier’s base salary for 2022 remain at $250,000. The Committee also recommended that Mr. Brier be recognized for his exceptional performance and encourage continued exceptional performance by awarding Mr. Brier a $40,000 performance bonus for 2021. The Committee recommended that Mr. Brier’s fringe benefits and potential for incentive compensation tied to stock sales remain the same as 2021. Upon motion duly made, seconded and unanimously approved, the Board adopted the Compensation Committee Report and approved the Committee’s recommendations.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

WILLIAM GRAVES-CHAIRMAN

JIM POOLMAN

JOHN HELMS

ANNUAL REPORT

Please refer to the Company’s Annual Report on Form 10-K for financial statements, other financial information and management’s discussion and analysis of the financial condition and results of operations of the Company that is available without charge at www.usalliancecorporation.com. In addition, our Form 10-K and all other reports and information filed with the SEC is available on the SEC’s website at www.sec.gov.

OTHER INFORMATION

A stockholder desiring to submit a proposal for inclusion in US Alliance’s Proxy Statement or Director nominees for the year 2023 Annual Meeting must deliver the proposal so that it is received by US Alliance no later than December 31, 2022. You must submit your proposal in writing to the Secretary of the Company at 1303 SW First American Pl, Suite 200, Topeka, KS 66604. Only proposals meeting the requirements of applicable Securities and Exchange rules will be considered for inclusion in US Alliance’s Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

The financial statements required to be included in this Proxy Statement are incorporated by reference to our Annual Report.

BY ORDER OF THE BOARD OF DIRECTORS

US ALLIANCE CORPORATION

US ALLIANCE CORPORATION

1303 SW First American Pl, Suite 200, Topeka, KS 66604

866-953-4675 ♦ usalliancecorporation.com

US ALLIANCE CORPORATION

PROXY FOR ACTION BY WRITTEN CONSENT IN LIEU OF

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

WHEN COMPLETED AND SIGNED, PLEASE RETURN THIS PROXY BY MAIL, FAX TO (785) 228-0202, OR SCAN & EMAIL TO JACK.BRIER@USALLIANCECORPORATION.COM

The undersigned hereby constitutes and appoints Jack H. Brier and John Helms, and each or any of them, the attorneys and proxies of the undersigned, each with the power of substitution, to act for the undersigned with respect to the proposals set forth below, and in connection therewith to vote by written consent all of the shares of US Alliance Corporation’s common stock which the undersigned would be entitled to vote at any annual meeting of shareholders or by written consent in lieu of such meeting, as set forth below. This proxy revokes all prior proxies given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.

PROPOSAL 1:	Election of Directors – Nominees Are: Jack H. Brier, James M. Concannon, William P. Graves, John R. Helms, James A. Poolman.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT: _______________________________________________

PROPOSAL 2:	Approval of Kerber, Eck & Braeckel LLP as Independent Auditors:	For	Against	Abstain
		☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BY THE UNDERSIGNED ON THIS PROXY. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF KERBER, ECK & BRAECKEL LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.

Receipt of Proxy Statement and Notice of Action by Written Consent in lieu of Annual Meeting is hereby acknowledged.

Dated: ________________________, 2022 Current Email Address: _____________________________________________________

Signature:__________________________________________          Signature:_________________________________________

Important: Shareholders should date this proxy and sign exactly as name(s) appear hereon. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.

Shareholder Name

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